UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 1, 2008 (October 1, 2008)

Emclaire Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18464	25-1606091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

612 Main Street Emlenton, Pennsylvania 16373
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (724) 867-2311

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 1, 2008, Emclaire Financial Corp. issued a press release announcing the successful results of its stock offering in connection with the acquisition of Elk County Savings and Loan Association located in Ridgway, Pennsylvania in a conversion merger transaction.  That release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP.

Date:	October 1, 2008	By:	/s/ David L. Cox
David L. Cox
Chairman of the Board, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 1, 2008.